Aquilasm
Group of Funds

                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300 * New York, New York 10017
                           800-437-1020 * 212-697-6666

                                   PROSPECTUS



Class A Shares                                                January 24, 2002
Class C Shares


             Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Oregon state and regular Federal income taxes and are of investment grade quality.

              For purchase, redemption or account inquiries contact
                    the Trust's Shareholder Servicing Agent:
             PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                           Call 800-437-1000 toll free

                    For general inquiries & yield information
                   Call 800-437-1020 toll free or 212-697-6666


The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

The Trust's Objective, Investment Strategies and Main Risks.....................
Risk/Return Bar Chart and Performance Table.....................................
Fees and Expenses of the Trust..................................................
Investment of the Trust's Assets................................................
Trust Management................................................................
Net Asset Value per Share.......................................................
Purchases
Redeeming Your Investment.......................................................
Alternate Purchase Plans
Dividends and Distributions.....................................................
Tax Information.................................................................
Financial Highlights............................................................

The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

      The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular
Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

      The Trust invests in tax-free municipal obligations which pay interest exempt from Oregon state and regular
Federal income taxes. We call these "Oregon Obligations." In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 12 and 18 years. At the time of purchase, an obligation must be considered "investment grade."


   At the time of purchase, the Trust's Oregon Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bancorp Asset Management, Inc.


   The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objectives. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.


    The interest paid on certain types of Oregon Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's net assets must be invested in tax-exempt Oregon Obligations whose interest is not subject to AMT.


"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.

            The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon. Adverse local events, such as a downturn in the Oregon economy, could affect the value of the Trust's portfolio.

There are two types of risk associated with any fixed-income debt securities such as Oregon Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Oregon Obligations, are subject to interest rate risk. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Oregon Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

An investment in the Trust is not a deposit in U.S. Bancorp Asset Management, Inc. or its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

            The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                    TAX-FREE TRUST OF OREGON
           Risk/Return Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Trust of Oregon by showing changes in the performance of the Trust's Class A Shares from year to year over a 10-year period and by showing how the Trust's average annual returns for one year, five years, ten years and the period since inception compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.


[Bar Chart]
Annual Total Returns
1992-2001

16%
14%                     13.96
12%                      XXXX
10%        10.11         XXXX                        10.08
 8%   7.71  XXXX         XXXX        7.44             XXXX
 6%   XXXX  XXXX         XXXX        XXXX  5.40       XXXX  4.54
 4%   XXXX  XXXX         XXXX  3.70  XXXX  XXXX       XXXX  XXXX
 2%   XXXX  XXXX         XXXX  XXXX  XXXX  XXXX       XXXX  XXXX
0%    XXXX  XXXX         XXXX  XXXX  XXXX  XXXX       XXXX  XXXX
-2%   XXXX  XXXX         XXXX  XXXX  XXXX  XXXX -1.97 XXXX  XXXX
-4%   XXXX  XXXX -3.77   XXXX  XXXX  XXXX  XXXX  XXXX XXXX  XXXX
     1992   1993  1994   1995  1996  1997  1998  1999 2000  2001

                           Calendar Years


During the 10-year period shown in the bar chart, the highest return for a quarter was 5.95% (quarter ended March 31, 1995) and the lowest return for a quarter was -3.99% (quarter ended March 31, 1994).

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.


                     Average Annual Total Return

                                                      Since
For the period           1 Year   5 Year  10 Years  inception
ended December 31, 2001

Tax-Free Trust of Oregon
Class A Shares    (1)       0.35%     4.17%   5.16%    6.23% (06/16/86)

Tax-Free Trust of Oregon
Class C Shares           2.61%(3)  4.11%    N/A    4.53% (04/05/96)

Lehman Brothers Quality Intermediate
Municipal Bond Index(3)  5.51%     5.72%   6.04%   6.55% (Class A)(4)

                         5.51%     5.72%    N/A    5.76% (Class C)(5)

(1) The average annual total returns shown do reflect the maximum 4% sales load.

(2) The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

(3) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States.

(4) From commencement of the index on January 1, 1987.

(5) From commencement of new class of shares on April 5, 1996.

                            TAX-FREE TRUST OF OREGON
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                              Class A          Class C
                                              Shares           Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)       4.00%               None

Maximum Deferred Sales Charge (Load).....None(1)              1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....None                 None
Redemption Fees..........................None                 None
Exchange Fee.............................None                 None

Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)

Management Fee    ...................     0.40%              0.40%
Distribution
and /or Service (12b-1) Fee..             0.15%             0.75%
All Other Expenses:
 Service Fee........................None             0.25%
 Other Expenses (3).................0.17%            0.16%
 Total All Other Expenses (3)..............0.17%              0.41%
Total Annual Trust
 Operating Expenses (3)....................0.72%              1.56%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and
0.50 of 1% during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) Does not reflect a 0.02% offset in Trust expenses received in the year ended September 30, 2001 for uninvested cash balances. Reflecting this offset for that year, other expenses, all other expenses and total annual Trust operating expenses would have been 0.15%, 0.15% and 0.70%, respectively, for Class A Shares; for Class C Shares, these expenses would have been 0.14%, 0.39% and 1.54%, respectively.

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years         5 years         10 years

Class A Shares............$471      $621             $785           $1,259
Class C Shares............$259      $493             $850           $1,422(1)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............$159      $493             $850           $1,422(1)

  (1) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee. Because these fees are paid out of the Trust's assets on an on-going basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

          Investment of the Trust's Assets

"Is the Trust right for me?"

            The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon state and regular Federal income taxes.

Oregon Obligations

            The Trust invests in Oregon Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity.

                  The obligations of non-Oregon issuers that the Trust can purchase as Oregon Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Oregon income taxes. The Trust purchases the obligations of these issuers only when obligations of Oregon issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

*obtaining funds for general operating expenses, *refunding outstanding obligations,
*obtaining funds for loans to other public institutions and facilities, and *funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

*tax, revenue or bond anticipation notes, *construction loan notes,
*project notes, which sometimes carry a U.S. government guarantee, *municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and *floating and variable rate demand notes.

[picture]
Max Light Rail

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Clackamas County School District

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State of Oregon

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Portland International Airport

[Logo]
TAX-FREE TRUST OF OREGON

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City of Portland

[picture]
City of Salem utilities

[picture]
Oregon Convention Center

[picture]
Eugene Water & Electric Board


   The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Oregon. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Trust's portfolio as of December 31, 2001 and together represented 24% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What factors may affect the value of the Trust's investments and their yields?"

                  Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Oregon Obligations?"

         The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.


     The Oregon economy grew at a slower rate than the U.S. economy through 2001. Employment growth in Oregon is expected to be much slower than in the mid-1990s. The slower economic growth of 1999, 2000, and 2001 also slowed the growth of Oregon's per capita income and average wages. Even if the Oregon economy as projected grows faster than the nation by 2003, per capita income and average wages are still expected to be below the national average.




Some factors that are expected to affect the state's long term growth are:

* Possible recovery in the semiconductor industry: Elimination of current excess capacity in the semiconductor industry is dependant on increasing demand for computers and communications equipment. Improvement in the industry would allow previously announced investment plans by major companies that are currently on hold to be carried out in the 2002-2005 period. The recovery will be slower than anticipated.

* Export growth and rising commodity prices: Demand for Oregon finished goods and commodities is dependent on recovery of global economies. Oregon is well positioned for trade with Asian countries if those economies recover. Improvement for agricultural and timber producers is dependent on rising commodity prices.

* Business costs advantages: Oregon has an abundant and relatively inexpensive supply of water and electricity. However, recently proposed rate increases for electricity and natural gas could eliminate this advantage.

* Environmental Issues: Salmon protection measures, Portland Super-Fund, and other issues could change the economic landscape.

* Affordable Housing: If Oregon can maintain a relative cost advantage in housing, as compared to neighboring states, this could be a major factor in attracting firms to locate in the state.

* Quality of life: Oregon should continue to attract financially secure retirees. Companies that place a high premium on quality of life will consider locating in Oregon.



        The principal sources of State tax revenues are the personal income and corporate income taxes. Oregon does not have a sales tax; however, the issue of a sales tax is brought before the Oregon voters frequently. Oregon has a very friendly initiative process; any registered Oregon voter may submit a proposed initiative. In recent years, Oregon has seen active use of the initiative and referendum process, with initiative measures being proposed on a variety of constitutional and statutory topics. Three such initiatives voted on in the 1990s have dramatically changed the landscape for local government. In November 2000, Oregonians passed Measure 7. This measure is a constitutional amendment requiring compensation for landowners when regulations reduce their property value. In February 2001 a judge declared the 2000 measure 7 invalid, the ruling has been appealed and is still in the appellate court. It is not possible to predict the ultimate outcome of this matter. Some legal experts say the measure will have sweeping effects not only on how Oregon regulates growth, but also on its recovering salmon runs, protecting streams in farms and forests, cleaning up the Portland Harbor and even controlling urban smog.


            In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations, and, consequently, the market value of such obligations.

        Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes. Whereas the State has been able to fund the minimum needs, these revenue sources for the State are much more volatile revenue than are property taxes. On the November 2000 ballot Oregonians approved an initiative requiring the State to fund the schools adequately.

            There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.

                                Trust Management

"How is the Trust managed?"


         Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to the Sub-Adviser, U.S. Bancorp Asset Management, Inc., under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.


         The Sub-Adviser provides the Trust with local advisory services.

         Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, for pricing of the Trust's portfolio daily.



         During the fiscal year ended September 30, 2001, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.


Information about the Manager and the Sub-Adviser


            The Trust's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 2001, these funds had aggregate assets of approximately $3.46 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.



         The Sub-Adviser, U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association, which is a wholly-owned subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55402-4302. USB is a diversified financial services company that provides banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions, headquartered in Minneapolis, Minnesota, that primarily serves the Midwest and West. USB operates in 24 contiguous states from Kentucky to Washington. USB also has various other subsidiaries engaged in financial services. At September 30, 2001, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $165.1 billion, consolidated deposits of $81.3 billion and shareholder equity of $16.0 billion.



     Mr. Michael Hamilton, with the position of Director and Senior Portfolio Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios and money-market funds. He holds a B.A. from College of Idaho and an M.B.A. from Western Washington University.

                            Net Asset Value per Share

            The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

         The Trust provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Oregon Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Trust?"

            You can purchase shares of the Trust if you live in Oregon or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states. Otherwise, the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

         Also, if you do not reside in Oregon, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.



         On the date of this Prospectus, Class A Shares and Class C Shares are available only in:

                   * Oregon * Arizona * California * Colorado
                          Connecticut* Florida * Hawaii
                    * Idaho * Illinois * Minnesota * Missouri
                         * Nevada * New Jersey* New York
                       * Pennsylvania * Texas * Washington


         The Trust and the Distributor may reject any order for the purchase of shares.


"How much money do I need to invest?"

Option I

         *Initially, $1,000.

            *Subsequently any amount (for investments in shares of the same class).

Option II

         *$50 or more if an Automatic Investment Program is established.

            *Subsequently, any amount you specify of $50 or more.

            *You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

           Under either option your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

         "How do I purchase shares?"

You may purchase the Trust's shares:

         * through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

         * directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

         * The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Trust's shares?")

         In either instance, all purchases of Class A Shares are subject to the applicable sales charge.



Opening an Account                         Adding to an Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to                                  payable to
Tax-Free Trust of                           Tax-Free Trust
Oregon.                                      of Oregon.

* Complete the New Account                * Fill out the pre-printed
Application which is                        stub attached to the
available with the                          Trust's confirmations
Prospectus or upon                          or supply the name(s)
request indicating the                      of account owner(s),
features you wish to                        the account number, and
authorize.                                  the name of the Trust.


* Send your check and                       * Send your check and
completed application                       account information
to your dealer or                           to your dealer or
to the Trust's                              to the Trust's
Agent, PFPC, Inc.                           Agent, PFPC, Inc.


         Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.



            Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

            You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

         Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

* Class C Shares held for less than 12 months (from the date of purchase); and

                  *        CDSC Class A Shares.

         Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, DE 19809

By telephone, call:

800-437-1000



By FAX, send
instructions to:

302-791-1777


For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

         You may request expedited redemption for any shares not issued in certificate form in two ways:


       1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

                  account name(s) and number

                  name of the caller

                  the social security number registered to the account

                  personal identification

         Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

                  account name(s)

                  account number

                  amount to be redeemed

                  any payment directions


         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.


         The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

         Certificate Shares. Mail to the Trust's Agent:
(1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions, and (3) a stock assignment form.

         To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

         We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

         We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

          participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

         Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

account name(s)

         account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

         signature(s) of the registered shareholder(s); and

         signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

            Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.



$1,000 or more.            Check, or wired or                 None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.


Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However, your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

            The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

         If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

            It is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.


                            Alternate Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

         In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                    Class A Shares             Class C Shares
                    "Front-Payment Class"     "Level-Payment Class"

Initial Sales      Class A Shares are         None. Class C
Charge             offered at net asset      Shares are offered
                   value plus a maximum      at net asset value
                   sales charge of 4%,       with no sales charge
                   paid at the time of       payable at the time
                   purchase. Thus,           of purchase.
                   your investment is
                   reduced by the
                   applicable sales
                   charge.

Contingent         None (except for          A maximum CDSC of
Deferred Sales     certain purchases         1% is imposed upon
Charge ("CDSC")    of $1 million or          the redemption of
                     more).                  Class C Shares held
                                             for less than 12
                                             months. No CDSC
                                             applies to Class C
                                             Shares acquired
                                             through the
                                             reinvestment of
                                             dividends or
                                             distributions.

Distribution and  A distribution fee         There is a level
Service Fees      of 0.15 of 1% is           charge for
                  imposed on the             distribution and
                  average annual net         service fees for 6
                  assets represented         years after the date
                  by the Class A             of purchase at the
                  Shares.                    aggregate annual rate
                                             of 1% of the average
                                             net assets represented
                                             by the Class C Shares.

Other Information The initial sales          Class C Shares,
                  charge is waived or        together with a pro-
                  reduced in some            rata portion of all
                  cases. Larger              Class C Shares
                  purchases qualify          acquired through
                  for lower sales            reinvestment of
                  charges.                   dividends and other
                                             distributions paid
                                             in additional
                                             Class C Shares,
                                             automatically convert to
                                             Class A Shares
                                             after 6 years.
Systematic Payroll Investments


         You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.


"What price will I pay for the Trust's shares?"

Class A Shares Offering             Class C Shares Offering
Price                                Price

Net asset value per share            Net asset value per
plus the applicable                  share
sales charge


            You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

         The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

         *        an individual;
         * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;
         * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
         *        a tax-exempt organization as detailed
                  in Section 501(c)(3) or (13) of the Internal Revenue Code.

                          II                        III
                        Sales Charge as           Sales Charge as
                        Percentage of             Approximate
      I                 Public                    Percentage of
Amount of Purchase      Offering Price            Amount Invested

Less than $25,000         4.00%                     4.17%
$25,000 but less
  than $50,000            3.75%                     3.90%
$50,000 but less
  than $100,000           3.50%                     3.63%
$100,000 but less
  than $250,000           3.25%                     3.36%
$250,000 but less
  than $500,000           3.00%                     3.09%
$500,000 but less
  than $1,000,000         2.50%                     2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000  (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

         (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

         (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.


Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

         General

         Class A Shares may be purchased without a sales charge by certain classes of purchasers.

         Certain Investment Companies


            If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days of the redemption in Class A Shares of the Trust without paying a sales charge. You can get additional information from the Distributor.


"What are the sales, service and distribution charges for Class C Shares?"

*        No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

         Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

Broker/Dealer Compensation - Class C Shares

         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

"What about confirmations?"

         A statement will be mailed to you confirming each purchase of shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

(i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

(iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.


            Pursuant to the Plan, the Trust makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers, and other qualified recipients.

            These payments may not exceed 0.15 of 1% for Class A Shares, and
0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         For any class, these payments are made only from the assets allocable to that class. Whenever the Trust makes Class A payments, the annual rate of the advisory and sub-advisory fee otherwise payable by the Trust will be reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.


Shareholder Services Plan for Class C Shares

            The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust's assets represented by Class C Shares.

         Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

   "Transfer on Death" ("TOD") Registration (Both Classes)

            The Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

            The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

          2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

            Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.


            You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

            You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

            All shareholders, whether their dividends and distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Trust.



            If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 30% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


                                 Tax Information

         Net investment income includes income from Oregon Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that, under certain circumstances, a small portion of dividends paid by the Trust will be subject to income taxes.




         During the last calendar year and the fiscal year ended September 30, 2001, the Trust dividends consisted of the following:


                9/30/01                      12/31/01
                Fiscal Year                  Calendar Year

                Exempt Interest              Exempt Interest
                  Dividends                     Dividends
Class A Shares     98.46%                        96.45%
Class C Shares     98.46%                        93.89%

                Capital Gains                 Capital Gains
                  Dividends                      Dividends
Class A Shares      1.42%                         3.44%
Class C Shares      1.42%                         5.91%

                Ordinary Interest              Ordinary Interest
                  Dividends                      Dividends
Class A Shares      0.12%                         0.11%
Class C Shares      0.12%                         0.20%


         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

         The Trust will treat as ordinary income in the year received certain gains on Oregon Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Trust's gains or losses on sales of Oregon Obligations will be deemed long- or short-term, depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.


         A portion of Social Security or railroad retirement benefits you or your spouse may be receiving may become taxable if you receive exempt-interest dividends from the Trust.


         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Oregon Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Oregon taxes?"

         Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam, and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50 % of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from Federal income tax under Section 103(a) thereof.

         Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

         Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

         Shares of the Trust will not be subject to the Oregon property tax.

         Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                            TAX-FREE TRUST OF OREGON
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                               Class A
                                              Year Ended
                                             September 30,

                               2001      2000     1999     1998     1997
Net Asset Value
 Beginning of Period .         $10.29    $10.27  $10.86  $10.68     $10.49
Income (loss) from
  Investment Operations:
  Net investment income          0.49      0.50    0.50    0.53      0.53
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ........         0.44      0.02   (0.56)   0.19      0.21

  Total from Investment
    Operations .........         0.93      0.52   (0.06)   0.72      0.74
Less Distributions:
  Dividends from net
    investment income ..        (0.49)    (0.50)  (0.51)  (0.53)    (0.54)
  Distributions from
    capital gains ......        (0.01)      -     (0.02)  (0.01)    (0.01)

  Total Distributions ..        (0.50)    (0.50)  (0.53)  (0.54)    (0.55)
Net Asset Value, End of
  Period ..............        $10.72    $10.29  $10.27  $10.86    $10.68

Total Return (not reflecting
  sales charge)........          9.18%    5.26%  (0.62)%  6.90%     7.21%

Ratios/Supplemental Data
  Net Assets, End of Period
    (in millions).......        $3.09     $289    $309    $322      $312
  Ratio of Expenses to
     Average Net
     Assets............          0.72%    0.71%   0.71%   0.71%     0.73%
  Ratio of Net Investment
    Income to Average Net
    Assets .............         4.62%    4.93%   4.70%   4.83%     5.01%
Portfolio Turnover
  Rate..................          17%      20%     16%      7%       5%

The expense ratios after giving effect to the expense offset for uninvested cash balances were :

Ratio of Expenses to
Average Net Assets......          0.70%     0.70%   0.68%   0.69%  0.72%



                                              Class C
                                              Year Ended
                                             September 30,

                               2001       2000    1999    1998       1997
Net Asset Value
 Beginning of Period .         $10.28    $10.27  $10.85  $10.67     $10.49
Income (loss) from
  Investment Operations:
  Net investment income          0.39      0.41    0.41    0.43      0.43
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ........         0.45      0.02   (0.55)   0.20      0.21

  Total from Investment
    Operations .........         0.84      0.43   (0.14)   0.63      0.64
Less Distributions:
  Dividends from net
    investment income ..        (0.40)    (0.42)  (0.42)  (0.44)    (0.45)
  Distributions from
    capital gains ......        (0.01)      -     (0.02)  (0.01)    (0.01)

  Total Distributions ..        (0.41)    (0.42)  (0.44)  (0.45)    (0.46)
Net Asset Value, End of
  Period ..............        $10.71    $10.28  $10.27  $10.85    $10.67

Total Return (not reflecting
  sales charge)........          8.26%    4.27%  (1.38)%  6.00%     6.20%

Ratios/Supplemental Data
  Net Assets, End of Period
    (in millions).......        $12.7     $5.8    $3.9    $1.2      $0.8
  Ratio of Expenses to
     Average Net
     Assets............          1.56%    1.55%   1.56%   1.56%     1.58%
  Ratio of Net Investment
    Income to Average Net
    Assets .............         3.70%    4.03%   3.84%     3%      4.14%
Portfolio Turnover
  Rate..................          17%      20%     16%      7%       5%

The expense ratios after giving effect to the expense offset for uninvested cash balances were :

Ratio of Expenses to
Average Net Assets......          1.54%    1.54%   1.53%   1.54%    1.57%







[Inside Back cover]

                               Manager and Founder
                          Aquila Management Corporation
            380 Madison Avenue, Suite 2300 * New York, New York 10017

                             Investment Sub-Adviser
                       U.S. Bancorp Asset Management, Inc.
                  555 S.W. Oak Street * Portland, Oregon 97204

                                Board of Trustees
                           Lacy B. Herrmann, Chairman
                               David B. Frohnmayer
                                James A. Gardner
                                Diana P. Herrmann
                               Sterling K. Jenson
                                Timothy J. Leach
                                 Raymond H. Lung
                                John W. Mitchell
                                Patricia L. Moss
                                  Ralph R. Shaw
                                Nancy Wilgenbusch

                                    Officers
                          Diana P. Herrmann, President
                   James M. McCullough, Senior Vice President
                      Christine L. Neimeth, Vice President
                    Rose F. Marotta, Chief Financial Officer
                          Joseph P. DiMaggio, Treasurer
                          Edward M.W. Hines, Secretary

                                   Distributor
                            Aquila Distributors, Inc.
            380 Madison Avenue, Suite 2300 * New York, New York 10017

                    Transfer and Shareholder Servicing Agent
                                    PFPC Inc.
            400 Bellevue Parkway * Wilmington Center, Delaware 19809

                                    Custodian
                          Bank One Trust Company, N.A.
                  100 East Broad Street * Columbus, Ohio 43271

                              Independent Auditors
                                    KPMG LLP
                   757 Third Avenue * New York, New York 10017

                                     Counsel
                         Hollyer Brady Smith & Hines LLP
                   551 Fifth Avenue * New York, New York 10176

[Back cover-left column]

            This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

            You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request by calling 800-437-1000 (toll free).

In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.



The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.


[Back cover-right column]

                                 Tax-Free Trust
                                    of Oregon

                                   One Of The
                             Aquilasm Group Of Funds

                                   A tax-free
                                income investment

                         A Series of The Cascades Trust

                                   PROSPECTUS



                   To receive a free copy of the Trust's SAI,
               annual or semi-annual report, or other information
             about the Trust, or to make shareholder inquiries call:

                   the Trust's Shareholder Servicing Agent at:
                             800-437-1000 toll-free

                              or you can write to:
             PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809

                   For general inquiries & yield information,
                       call 800-437-1020 or 212-697-6666.

                         This Prospectus should be read
                        and retained for future reference

Aquilasm
Group of Funds


                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300 * New York, New York 10017
                           800-437-1020 * 212-697-6666

                                   PROSPECTUS


Class Y Shares                                               January 24, 2002
Class I Shares

          Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Oregon state and regular Federal income taxes and are of investment grade quality.

              For purchase, redemption or account inquiries contact
                    the Trust's Shareholder Servicing Agent:
             PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                           Call 800-437-1000 toll free

                    For general inquiries & yield information
                   Call 800-437-1020 toll free or 212-697-6666

 The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

The Trust's Objective, Investment Strategies and Main Risks.....................
Risk/Return Bar Chart and Performance Table.....................................
Fees and Expenses of the Trust..................................................
Investment of the Trust's Assets................................................
Trust Management................................................................
Net Asset Value Per Share.......................................................
Purchases
Redeeming Your Investment.......................................................
Alternate Purchase Plans
Dividends and Distributions.....................................................
Tax Information.................................................................
Financial Highlights............................................................

The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

  The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

            The Trust invests in tax-free municipal obligations which pay interest exempt from Oregon state and regular Federal income taxes. We call these "Oregon Obligations." In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity but the Trust's average portfolio maturity, has traditionally been between 12 and 18 years. At the time of purchase, an obligation must be considered "investment grade."



   At the time of purchase, the Trust's Oregon Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bancorp Asset Management, Inc.

                  The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objectives. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.


                  The interest paid on certain types of Oregon Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's net assets must be invested in tax-exempt Oregon Obligations whose interest is not subject to AMT.


"What are the main risks of investing in the Trust?"

    Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.

            The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon. Adverse local events, such as a downturn in the Oregon economy, could affect the value of the Trust's portfolio.

            There are two types of risk associated with any fixed-income debt securities such as Oregon Obligations: interest rate risk and credit risk.


            * Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Oregon Obligations, are subject to interest rate risk. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

            * Credit risk relates to the ability of the particular issuers of the Oregon Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.


     An investment in the Trust is not a deposit in U.S. Bancorp Asset Management, Inc. or its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


            The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                     TAX-FREE TRUST OF OREGON
           RISK/RETURN BAR CHART AND PERFORMANCE TABLE

   The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Trust of Oregon by showing changes in the performance of the Trust's Class Y Shares from year to year over a five-year period and by showing how the Trust's average annual returns for one year, five years and the period since inception compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.


[Bar Chart]
Annual Total Returns
1997-2001

10%                          10.25%
                              XXXX
8%         7.50%              XXXX
            XXXX              XXXX
6%          XXXX              XXXX
            XXXX  5.56%       XXXX   4.39%
4%          XXXX  XXXX        XXXX   XXXX
            XXXX  XXXX        XXXX   XXXX
2%          XXXX  XXXX        XXXX   XXXX
            XXXX  XXXX        XXXX   XXXX
0%          XXXX  XXXX        XXXX   XXXX
            XXXX  XXXX        XXXX   XXXX
-1          XXXX  XXXX        XXXX   XXXX
            XXXX  XXXX  -1.73 XXXX   XXXX
            1997  1998  1999  2000   2001
     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 4.09% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.41% (quarter ended June 30, 1999).



                      Average Annual Total Return

                                                 Since
For the period               1 Year   5 Years  inception*
ended December 31, 2001

Tax-Free Trust of Oregon
Class Y Shares               4.59%   5.16%    5.58% (04/04/96)

Tax-Free Trust of Oregon
Class I Shares (1)           N/A      N/A      N/A  (01/31/98)

Lehman Brothers Quality
Intermediate
Municipal Bond Index (2)    5.51%    5.72%     5.76% (Class Y)(3)

(1) Commencement of Class I Shares was on January 31, 1998. To date no Class I Shares have been sold.

(2) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States.

(3) From commencement of Class Y Shares on April 5, 1996.

                    TAX-FREE TRUST OF OREGON
                 FEES AND EXPENSES OF THE TRUST
This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. No Class I Shares are currently outstanding.


                                          Class I        Class Y
                                           Shares        Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.........................None          None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None          None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None          None
Redemption Fees..............................None          None
Exchange Fee.................................None          None


Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)


Management Fee ..............................0.40%         0.40%
Distribution (12b-1)Fee......................0.10%(1)       None
All Other Expenses (2).......................0.26%         0.17%
 Total Annual Trust Operating Expenses (2)...0.76%         0.57%


(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect a 0.02% offset in Trust expenses received in the year ended September 30, 2001 for uninvested cash balances. Reflecting this offset for that year, all other expenses and total annual Trust operating expenses would have been 0.24% and 0.74%, respectively, for Class I Shares; for Class Y Shares, these expenses would have been 0.15% and 0.55%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.11%; Class Y Shares bear only the common charges of 0.11% and an allocation for transfer agent services of 0.06%

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year    3 years   5 years    10 years

Class I Shares.......... $78       $243      $422        $942
Class Y Shares...........$58       $183      $318        $714

                        Investment of the Trust's Assets

"Is the Trust right for me?"

            The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon state and regular Federal income taxes.

            Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Oregon Obligations

            The Trust invests in Oregon Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity.


          The obligations of non-Oregon issuers that the Trust can purchase as Oregon Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Oregon income taxes. The Trust purchases the obligations of these issuers only when obligations of Oregon issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.


Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

 The various public purposes for which municipal obligations are issued include:

 *obtaining funds for general operating expenses, *refunding outstanding obligations,
 *obtaining funds for loans to other public institutions and facilities, and *funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

 Municipal obligations include:

 *tax, revenue or bond anticipation notes, *construction loan notes,
 *project notes, which sometimes carry a U.S.
 government guarantee, *municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and *floating and variable rate demand notes.


"What factors may affect the value of the Trust's investments and their yields?"

                  Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Oregon Obligations?"

         The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.


     The Oregon economy grew at a slower rate than the U.S. economy through 2001. Employment growth in Oregon is expected to be much slower than in the mid-1990s. The slower economic growth of 1999, 2000, and 2001 also slowed the growth of Oregon's per capita income and average wages. Even if the Oregon economy as projected grows faster than the nation by 2003, per capita income and average wages are still expected to be below the national average.




Some factors that are expected to affect the state's long term growth are:

* Possible recovery in the semiconductor industry: Elimination of current excess capacity in the semiconductor industry is dependant on increasing demand for computers and communications equipment. Improvement in the industry would allow previously announced investment plans by major companies that are currently on hold to be carried out in the 2002-2005 period. The recovery will be slower than anticipated.

* Export growth and rising commodity prices: Demand for Oregon finished goods and commodities is dependent on recovery of global economies. Oregon is well positioned for trade with Asian countries if those economies recover. Improvement for agricultural and timber producers is dependent on rising commodity prices.


* Business costs advantages: Oregon has an abundant and relatively inexpensive supply of water and electricity. However, recently proposed rate increases for electricity and natural gas could eliminate this advantage.

* Environmental Issues: Salmon protection measures, Portland Super-Fund, and other issues could change the economic landscape.

* Affordable Housing: If Oregon can maintain a relative cost advantage in housing, as compared to neighboring states, this could be a major factor in attracting firms to locate in the state.

* Quality of life: Oregon should continue to attract financially secure retirees. Companies that place a high premium on quality of life will consider locating in Oregon.


        The principal sources of State tax revenues are the personal income and corporate income taxes. Oregon does not have a sales tax; however, the issue of a sales tax is brought before the Oregon voters frequently. Oregon has a very friendly initiative process; any registered Oregon voter may submit a proposed initiative. In recent years, Oregon has seen active use of the initiative and referendum process, with initiative measures being proposed on a variety of constitutional and statutory topics. Three such initiatives voted on in the 1990s have dramatically changed the landscape for local government. In November 2000, Oregonians passed Measure 7. This measure is a constitutional amendment requiring compensation for landowners when regulations reduce their property value. In February 2001 a judge declared the 2000 measure 7 invalid, the ruling has been appealed and is still in the appellate court. It is not possible to predict the ultimate outcome of this matter. Some legal experts say the measure will have sweeping effects not only on how Oregon regulates growth, but also on its recovering salmon runs, protecting streams in farms and forests, cleaning up the Portland Harbor and even controlling urban smog.


            In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations, and, consequently, the market value of such obligations.

        Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes. Whereas the State has been able to fund the minimum needs, these revenue sources for the State are much more volatile revenue than are property taxes. On the November 2000 ballot Oregonians approved an initiative requiring the State to fund the schools adequately.

            There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.

                                Trust Management

"How is the Trust managed?"



         Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to the Sub-Adviser, U.S. Bancorp Asset Management, Inc., under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

         The Sub-Adviser provides the Trust with local advisory services.

         Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, for pricing of the Trust's portfolio daily.


         During the fiscal year ended September 30, 2001, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.


Information about the Manager and the Sub-Adviser


            The Trust's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 2001, these funds had aggregate assets of approximately $3.46 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

            The Sub-Adviser, U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55402-4302. USB is a diversified financial services company that provides banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions, headquartered in Minneapolis, Minnesota, that primarily serves the Midwest and West. USB operates in 24 contiguous states from Kentucky to Washington. USB also has various other subsidiaries engaged in financial services. At September 30, 2001, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $165.1 billion, consolidated deposits of $81.3 billion and shareholder equity of $16.0 billion.

     Mr. Michael Hamilton, with the position of Director and Senior Portfolio Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios and money market funds. He holds a B.A. from College of Idaho and an M.B.A. from Western Washington University.


                            Net Asset Value per Share

            The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

         This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations.

"Can I purchase shares of the Trust?"

            You can purchase shares of the Trust if you live in Oregon or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states. Otherwise, the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

         Also, if you do not reside in Oregon, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.


         On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:

                        * Oregon * California * Colorado
                             * Connecticut * Florida
                * Hawaii *Illinois* Idaho * Minnesota * Missouri * Nevada*
                      * New Jersey* New York * Pennsylvania


"How much money do I need to invest?"

         For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

         Class I Shares:

         Financial intermediaries can set their own requirements for initial and subsequent investments.

            Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

         You may purchase Class Y Shares:

         * through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or


         * directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

            * The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Trust's shares?")

         You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares Account            Adding to a Class Y Shares Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to                                  payable to
Tax-Free Trust of                           Tax-Free Trust
Oregon.                                     of Oregon.



* Complete the New Account                  * Fill out the pre-printed
Application which is                         stub attached to the
available with the                           Trust's confirmations
Prospectus or upon                           or supply the name(s)
request indicating the                       of account owner(s),
features you wish to                         the account number, and
authorize.                                   the name of the Trust.



* Send your check and                       * Send your check and
completed application                       account information
to your dealer or                           to your dealer or
to the Trust's                              to the Trust's
Agent, PFPC, Inc.                           Agent, PFPC, Inc.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.


         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.


                            Redeeming Your Investment

Redeeming Class Y Shares

            You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


    By mail, send instructions to:

               PFPC Inc.
     Attn: Aquilasm Group of Funds
         400 Bellevue Parkway
         Wilmington, DE 19809

          By telephone, call:

             800-437-1000


             By FAX, send instructions to:

             302-791-1777

         For liquidity and convenience, the Trust offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

         You may request expedited redemption in two ways:

1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         *        account name(s) and number
         *        name of the caller
         *        the social security number registered to the account
         *        personal identification

         Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.



         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         *        account name(s)
         *        account number
         *        amount to be redeemed
         *        any payment directions

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

         Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Trust's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

         signature(s) of the registered shareholder(s) and

         signature guarantee(s), if required, as indicated below. to be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered.For a joint account, both shareholder signatures are necessary.

         We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

         We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association foreign bank having a U.S. correspondent bank; or

          participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

            You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.



Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.

Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

            The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

            Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

            It is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                            Alternate Purchase Plans

         In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations.

                       Class Y Shares            Class I Shares
                      "Institutional             "Financial Intermediary
                       Class"                    Class"

Initial Sales              None.                     None. Financial
Charge                                               intermediaries may
                                                     charge a fee for
                                                     purchase of shares.

Contingent                 None.                     None.
Deferred Sales
Charge ("CDSC")

Distributions and          None.                     Distribution fee of
Service Fees                                         up to 0.25 of 1% of
                                                     average annual
                                                     net assets allocable
                                                     to Class I Shares,
                                                     currently 0.10 of
                                                     1% of such net
                                                     assets,and a
                                                     service fee of
                                                     0.25 of 1% of
                                                     such assets.

"What price will I pay for the Trust's shares?"

        The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

         The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.



         The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.


"What about confirmations and share certificates?"

         A statement will be mailed to you confirming each purchase of Class Y Shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Trust will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

(i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

(iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.



         No payments are made under the Plan out of assets represented by Class Y Shares.

            Pursuant to the Plan, the Trust makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

         These payments (currently 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust. Such payments can be made only out of the Trust's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         Shareholder Services Plan for Class I Shares

            The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Trust's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" ("TOD")Registration (Not available for Class I Shares)

            If you own Class Y Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                          Dividends and Distributions

"How are dividends and distributions determined?"

            The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"


            Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution.


            If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.



            You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

            All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

            All Class Y shareholders, whether their dividends or distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Trust. Financial intermediaries provide their own statements of Class I Shares accounts.


            If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 30% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


                                 Tax Information

         Net investment income includes income from Oregon Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that, under certain circumstances, a small portion of dividends paid by the Trust will be subject to income taxes.



         During the last calendar year and the fiscal year ended September 30, 2001, the Trust dividends consisted of the following:

                9/30/01                      12/31/01
                Fiscal Year                  Calendar Year

                Exempt Interest              Exempt Interest
                  Dividends                     Dividends
Class Y Shares      98.46%                        96.52%
Class I Shares       N/A                           N/A

                Capital Gains                 Capital Gains
                  Dividends                      Dividends
Class Y Shares       1.42%                         3.37%
Class I Shares        N/A                           N/A

                Ordinary Interest              Ordinary Interest
                  Dividends                      Dividends
Class Y Shares       0.12%                         0.11%
Class I Shares        N/A                           N/A


         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

         The Trust will treat as ordinary income in the year received certain gains on Oregon Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed, but carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Trust's gains or losses on sales of Oregon Obligations will be deemed long- or short-term, depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.




         A portion of Social Security or railroad retirement benefits you or your spouse may be receiving may become taxable if you receive exempt-interest dividends from the Trust.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Oregon Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Oregon taxes?"

         Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam, and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50 % of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations the interest on which is exempt from Federal income tax under Section 103(a) thereof.

         Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

         Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

         Shares of the Trust will not be subject to the Oregon property tax.

         Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                           TAX-FREE TRUST OF OREGON
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


         The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). No historical information exists for Class I Shares, none of which were outstanding during the periods indicated. This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                 Class Y
                             Year Ended September 30,
                        2001    2000    1999    1998    1997

Net Asset Value,
  Beginning of Period . $10.28  $10.27  $10.85  $10.68  $10.49
Income (loss) from
  Investment Operations:
  Net investment
      income..........   0.50    0.52    0.52    0.54    0.54
  Net gain (loss) on
    securities (both
    realized and
    unrealized).......   0.45    0.01   (0.56)   0.19    0.21
  Total from Investment
    Operations........   0.95    0.53   (0.04)   0.73    0.75

Less Distributions:
  Dividends from net
    investment income.  (0.50)  (0.52)  (0.52)  (0.55)  (0.55)
  Distributions from
    capital gains.....  (0.01)    -     (0.02)  (0.01)  (0.01)
  Total Distributions.  (0.51)  (0.52)  (0.54)  (0.56)  (0.56)

Net Asset Value, End
  of Period........... $10.72  $10.28  $10.27  $10.85  $10.68

Total Return (not
  reflecting sales
  charge)..........      9.45%  5.32%  (0.39)%  6.96%   7.37%
Ratios/Supplemental Data
  Net Assets, End of Period
   (in millions)......  $23.8  $20.5    $17     $10.7    $4
  Ratio of Expenses to
    Average Net
    Assets........       0.57%   0.56%   0.56%   0.55%   0.58%
  Ratio of Net Investment
    Income to Average Net
    Assets........       4.76%   5.08%   4.86%   4.95%   5.21%

Portfolio Turnover
  Rate............        17%     20%     16%      7%      5%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net
   Assets............    0.55%   0.54%   0.53%   0.53%   0.57%

[Inside Back cover]

                               Manager and Founder
                          Aquila Management Corporation
           380 Madison Avenue, Suite 2300 * New York, New York 10017

                             Investment Sub-Adviser
                       U.S. Bancorp Asset Management, Inc.
                  555 S.W. Oak Street * Portland, Oregon 97204

                                Board of Trustees
                           Lacy B. Herrmann, Chairman
                               David B. Frohnmayer
                                James A. Gardner
                                Diana P. Herrmann
                               Sterling K. Jenson
                                Timothy J. Leach
                                 Raymond H. Lung
                                John W. Mitchell
                                Patricia L. Moss
                                  Ralph R. Shaw
                                Nancy Wilgenbusch

                                    Officers
                          Diana P. Herrmann, President
                   James M. McCullough, Senior Vice President
                      Christine L. Neimeth, Vice President
                    Rose F. Marotta, Chief Financial Officer
                          Joseph P. DiMaggio, Treasurer
                          Edward M.W. Hines, Secretary

                                   Distributor
                            Aquila Distributors, Inc.
            380 Madison Avenue, Suite 2300 * New York, New York 10017

                    Transfer and Shareholder Servicing Agent
                                    PFPC Inc.
            400 Bellevue Parkway * Wilmington Center, Delaware 19809

                                    Custodian
                          Bank One Trust Company, N.A.
                  100 East Broad Street * Columbus, Ohio 43271

                              Independent Auditors
                                    KPMG LLP
                   757 Third Avenue * New York, New York 10017

                                     Counsel
                         Hollyer Brady Smith & Hines LLP
                   551 Fifth Avenue * New York, New York 10176

[Back cover-left column]

     This Prospectus concisely states information about the Trust that you should know before investing.A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

            You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge, upon request by calling 800-872-*6735(toll free).

         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                                                       -------

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.


[Back cover-right column]

                                 Tax-Free Trust
                                    of Oregon

                                   One Of The
                             Aquilasm Group Of Funds

                                   A tax-free
                                income investment

                  A Series of The Cascades Trust

                            PROSPECTUS

                             ---------

                   To receive a free copy of the Trust's SAI,
               annual or semi-annual report, or other information
             about the Trust, or to make shareholder inquiries call:

                   the Trust's Shareholder Servicing Agent at:
                             800-437-1000 toll-free

                              or you can write to:
             PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809

                   For general inquiries & yield information,
                       call 800-437-1020 or 212-697-6666.

                         This Prospectus should be read
                        and retained for future reference

                          Tax-Free Trust of Oregon
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666



Statement of Additional Information                        January 24, 2002

         This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Trust dated January 24, 2002: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in the SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Trust's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling the following number:


                             800-437-1000 toll free

or from Aquila Distributors, Inc., the Trust's Distributor, by writing to it at

               380 Madison Avenue, Suite 2300, New York, NY 10017
                      or by calling 800-437-1020 toll free
                                 or 212-697-6666

Financial Statements


         The financial statements for the Trust for the year ended September 30, 2001, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Trust can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS
Trust History...............................................................
Investment Strategies and Risks.............................................
Trust Policies..............................................................
Management of the Trust.....................................................
Ownership of Securities.....................................................
Investment Advisory and Other Services......................................
Brokerage Allocation and Other Practices....................................
Capital Stock...............................................................
Purchase, Redemption, and Pricing of Shares.................................
Additional Tax Information..................................................
Underwriters................................................................
Performance.................................................................
Appendix A..................................................................

                            Tax-Free Trust of Oregon

                       Statement of Additional Information

                                  Trust History

         The Trust is a series of The Cascades Trust (the "Business Trust") formed in 1985 under the name Tax-Free Trust of Oregon. On August 10, 1989, the name of the Business Trust was changed to The Cascades Trust. The Business Trust presently has only one active series, the original series, which continues to be called Tax-Free Trust of Oregon.

         The Trust is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

         The ratings assigned by the nationally recognized statistical rating organizations, currently Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service ("Fitch") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

         Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Oregon Obligations which the Trust may purchase.

         The table below gives information as to the percentage of Trust net assets invested, as of September 30, 2001, in Oregon Obligations in the various rating categories:


Highest rating (1).....................................................53.5%
Second highest rating (2)..............................................42.9%
Third highest rating (3)................................................1.9%
Fourth highest rating (4)...............................................0.3%
Not rated:............................................................. 1.4%
                                                                       -----
                                                                      100.0%

(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's or A of S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.

Municipal Bonds

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

         As indicated in the Prospectus, there are certain Oregon Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Oregon Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Oregon issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Trust.

Additional Information about the State of Oregon and Oregon
Obligations

         In addition to the material in the Prospectus the following is a brief summary of the complex factors affecting the current financial situation in Oregon. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Oregon. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of Oregon to make payment on such local obligations in the event of default.


         General Economic Conditions: Although there is no official committee at the state level to determine if the economy is in recession, the evidence certainly points to one. Present conditions suggest that this recession is deeper than the last recession in 1990-91, the extent of the downturn is much milder than the 1980-1982 recession.


         The depth of job losses is spread across all industrial sectors, and is more severe than the 1990-1991 recession. On a year-over-year basis, job growth in the second quarter of 2001 was a negative 1.4- percent. The last time jobs declined by more on a year-over-year basis were during the first quarter of 1983 with a negative 2.3 percent. Manufacturing was hard hit in the third quarter of 2001, with jobs declining 9.0 percent at annual rate. Transportation equipment, Food and kindred products, and High Technology manufacturing continue to lead in job losses, posting double-digit percentage job losses.


         Non-manufacturing job losses also are mounting. Construction was hit he hardest losing nearly 18 percent of jobs. Two bright spots were Finance, insurance, and real estate and Government, which squeaked, out 1.1 percent growth in the third quarter.

     Oregon's per capita income will stay below the U.S. average in 2001 through 2003. With faster growth forecasted for the Oregon economy per capita income will move towards the U.S. average through 2007.

         With a slower economy than previously expected, the terrorist attacks of September 11, 2001 have pushed risks to new unknowns. The question now arises is what speed will the economy rise out of the slowdown. General risks to the Oregon economy are:

o        The war on Terrorism. The outcome of this policy is unknown.
         Disruptions on travel, oil, supplies, and consumer confidence could be severe. Oregon will not receive many direct funds from an increase in defense spending. The drop in business activity could be deeper and the stimulus to recovery could be stronger than forecast.


o A further sharp and major stock market correction. This would further slow already dampened consumer spending.


o Rising regional energy prices force businesses to slow production and lay off workers. Rate hikes have been implemented. It is not known if the rate hikes will hold or how long will it be before rates are rolled back.


o The recovery for semiconductors, software, and communications will be much slower than anticipated.

         Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

         Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.



         Revenue and Expenditures. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenue: programs supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and Federal Funds. In its 2001 Regular Session, the Oregon Legislative Assembly approved General Fund appropriations totaling $11,724.3 million for the 2001-2003 biennium.

         General Fund revenue totaled $10,121.9 million for the 1999-2001 biennium. Revenue was less than the May 2001 estimate by $167.1 million but exceeded the Close of Session (COS) estimate forecast by $210.6 million. Total General Fund Revenues increased 21.6% during the biennium. This growth will not be sustained in the 2001-2003 biennium.

     General Fund revenue is projected to be $10,388.7 million for the 2001-2003 biennium. Forecasted revenue now is $720.1 million less than the Close of Session (COS) forecast. Projected resources for 2001-2003 are $623.7 million less than total legislatively adopted General Fund appropriations for the biennium. On the November 2000 ballot Oregonians approved an amendment to the Oregon Constitution requiring the State to "kick" back to the constituents of Oregon any revenue that exceeds 2% or more above the amount forecasted when the budget was approved. In late 2001 Oregonians received a "kicker" check from the State, Oregonians should not expect the same in late 2003. No corporate income tax "kicker' was paid in 2001, and should not be expected in late 2003.


     In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.
         In November 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference. In November 2000, voters approved a constitutional amendment requiring the legislator to provide enough money to meet the state's educational goals.

         Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90 percent of its 1995-96 value. The measure also limits future growth on taxable value to 3 percent a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50 percent voter turnout.

         Debt Administration and Limitation. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of participation unless so authorized in the "biennial bonding bill." Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.



         The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70 percent self-supporting and self-liquidating from revenue, gifts, federal government grants, user charges, assessments, and other fees.

         In November 1998, voters approved the Oregon School Bond Guaranty Act. This law authorizes the state to use its full faith, credit and unlimited taxing power pledge to guarantee the timely payment for qualifying school district general obligation bonds.

         Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled person, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds.

         The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. For the year ending June 30, 2001, the total balance of general obligation bonds was $2.23 billion. The debt service requirements for general obligation bonds, including interest of approximately $1.53 billion, as of September 1, 2001 was $3.74 billion.

         In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"); Oregon Mass Transportation Financing Authority revenue bonds; and Health, Housing, Education and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement, or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds.

         HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses, and for the construction and financing of facilities for such uses. The authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which projects were financed.

         The State is statutorily authorized to enter into financing agreements though the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Oregon University System. Also, certificates of participation have been used for the acquisition, construction, or remodeling of buildings by the Departments of Administrative Services, Fish and Wildlife, Agriculture, Oregon University System, Forestry, Military, Corrections, the State Fair, Public Employees Retirement System, and Oregon Youth Authority. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. As of September 1, 2001, the certificates of participation debt totaled $825.9 million.

         The Treasurer on behalf of the State may also issue Federally taxable bonds in those situations where securing a Federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance." refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property; and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statutes.

When Issued and Delayed Delivery Bonds

         The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations.

Determination of the Marketability of Certain Securities

         In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any known changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

         Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

         Unlike when the Trust purchases or sells an Oregon Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

         Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

         The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

         Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

         The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

         The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

         The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

         One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Oregon Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

         Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal bonds included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

         Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.

         The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Trust may be greater.

         Trading in Municipal Bond Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

         The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Oregon Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

         The Trust must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Trust will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

         The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                                 Trust Policies
Investment Restrictions

         The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

            The Trust cannot buy any securities other than Oregon Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Bond Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.


         The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.


         The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

         The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

         The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

6. The Trust has industry investment requirements.

         The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

7. The Trust cannot make loans.

         The Trust can buy those Oregon Obligations which it is permitted to buy; this is investing, not making a loan. The Trust cannot lend its portfolio securities.

8. The Trust can borrow only in limited amounts for special purposes.

         The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income.

          Except in connection with borrowings, the Trust will not issue senior securities.

         The Trust will not purchase any Oregon Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

         As a fundamental policy, at least 80% of the Trust's net assets will be invested in Oregon Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

Management of the Trust
The Board of Trustees

         The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.


                  The Trust's sole standing committee is the Audit Committee, consisting of all of the Trustees who are not "interested persons" of the Trust. The Committee, which met once during the last fiscal year, recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust's internal accounting procedures and controls.


Trustees and Officers

         The Trustees and officers of the Trust, their ages, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Trust is affiliated with the Sub-Adviser.

         In the following material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquila Funds."




Interested Trustees



Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust and as a director, officer and shareholder of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung is an interested person as a security holder of the Sub-Adviser's parent. Mr. Mitchell is an interested person as a security holder of the Sub-Adviser's parent.







                                          Term of                                   Number of
                                          Office and                                Portfolios in
                                          Length of                                 Trust/Fund
                         Positions Held   Time                                      Complex
Name, Address            with             Served on    Principal Occupation(s)      Overseen by      Other Directorships
and Age                  This Fund        this Fund    During Past 5 Years          Trustee          Held by Trustee



Lacy B. Herrmann                          1 year       Founder and Chairman of the        14     Director or Trustee of OCC
380 Madison Avenue                                     Board of Aquila Management                Cash Reserves, Inc. and Quest
New York, NY 10017       Chairman of      16 yrs       Corporation, the sponsoring               For Value Accumulation Trust,
                         the Board of                  organization and Manager or               each of which is an open-end
Age: 72                  Trustees                      Administrator and/or Adviser or           investment company
                                                       Sub-Adviser to the Aquila Funds,
                         President and    12 years     and Founder, Chairman of the
                         Chairman                      Board of Trustees and (currently          Director or Trustee of
                                                       or until 1998) President of each          Oppenheimer Quest Value Fund,
                                                       since its establishment,                  Inc., Oppenheimer Quest
                                                       beginning in 1984; Director of            Global Value Fund, Inc. and
                                                       Aquila Distributors, Inc.,                Oppenheimer Rochester Group
                                                       distributor of the above funds,           of Funds, each of which is an
                                                       since 1981, and formerly Vice             open-end investment company
                                                       President or Secretary,
                                                       1981-1998; President and a
                                                       Director of STCM Management
                                                       Company, Inc., sponsor and
                                                       sub-adviser to Capital Cash
                                                       Management Trust and Capital
                                                       Cash U.S. Government Securities
                                                       Trust; Trustee Emeritus of Brown
                                                       University and active in
                                                       university, school and
                                                       charitable organizations.


Diana P. Herrmann                         1 year       President and Chief Operating      9      None
380 Madison Avenue                                     Officer of the Manager/
New York, NY 10017       President        4 years      Administrator since 1997, a
                                                       Director since 1984, Secretary
Age: 43                  Trustee          8 years      since 1986 and previously its
                                                       Executive Vice President, Senior
                                                       Vice President or Vice
                                                       President, 1986-1997; President,
                                                       Senior Vice President or
                                                       Executive Vice President of the
                                                       Aquila Funds since 1986;
                                                       Director of Aquila Distributors
                                                       since 1997; Trustee of Reserve
                                                       Money-Market Funds, 1999-2000
                                                       and of Reserve Private Equity
                                                       Series, 1998-2000; active in
                                                       mutual fund and trade
                                                       organizations and in charitable
                                                       and volunteer organizations.


Raymond H. Lung                           1 year       Retired; Trustee of  Qualivest     2      None
16199 NW                                               Group of Funds, 1994-1997;
Canterwood Way,          Trustee          10 years     former Executive Vice President
Portland, OR 97229                                     and Associate of the
                                                       Administrator since 1987;
Age: 75                                                and Executive Trust Officer of
                                                       U.S. National Bank of Oregon;
                                                       previously active in bank trade
                                                       organization and Director of
                                                       certain Pacific Northwest
                                                       companies.


John W. Mitchell                          1 year       Principal of M & H Economic        2      None
P.O. Box 40012                                         Consultants; Economist, Western
Portland, OR 97240       Trustee          3 years      Region, for U. S. Bancorp since
                                                       1998; Chief Economist of U.S.
Age: 57                                                Bancorp, Portland, Oregon,
                                                       1983-1998; Member of the Oregon
                                                       Governor's Council of Economic
                                                       Advisors, 1984-1998; Chairman of
                                                       the Oregon Governor's Technical
                                                       Advisory Committee for Tax
                                                       Review in 1998.

Non-interested Trustees
David B. Frohnmayer                       1 year      President, University of Oregon       2    Umpqua Holdings Company
University of Oregon                                  since 1994; former Dean of the
110 Johnson Hall         Trustee          5 years     University of Oregon Law School and
Eugene, OR 97403                                      former Attorney General of the
                                                      State of Oregon.
Age: 61

James A. Gardner                          1 year      President of Gardner Associates,  an  2    None
1336 NE Eby Ave.                                      investment and real estate firm, since
Terrebonne,              Trustee          16 years    1989; Partner of the Canyons Ranch, a real
OR 97760                                              estate firm, since 1991; President
                                                      Emeritus of Lewis and Clark
Age: 58                                               College and Law School; Director of the
                                                      Oregon High Desert Museum
                                                      since 1989; active in civic, business,
                                                      educational and church organizations in
                                                      Oregon.


Sterling K. Jenson                        1 year      Senior Managing Director of Wells     2    None
568 South 350 East                                    Capital Management, 2001-present;
Farmington, UT 84025     Trustee          3 years     Managing Principal of Wells Fargo -
                                                      Institutional Asset Management,
Age: 49                                               2000-2001; President and Chief
                                                      Executive Officer of First Security
                                                      Investment Management,
                                                      1995-2000;member of various
                                                      investment related and charitable
                                                      organizations.
                                                      .
Timothy J. Leach                          1 year      Executive Vice President & Chief     2      None
420 Montgomery St.                                    Investment Officer, Private Asset
San Francisco, CA 94104  Trustee          1 year      Management Group, Wells Fargo
                                                      Bank, San Francisco, CA,
Age: 46                                               1999-present; President and Chief
                                                      Investment Officer of ABN Amro
                                                      Asset Management (USA), 1998-1999;
                                                      President & Chief Investment
                                                      Officer of Qualivest Capital
                                                      Management Inc. and Senior Vice
                                                      President & Chief Investment
                                                      Officer, Trust & Investment Group,
                                                      US Bancorp, Portland, OR, 1994-1998.




Patricia L. Moss         Trustee          1 year      President and Chief Executive        2       Cascade Bancorp and Bank
1100 N.W. Wall St.                                    Officer of Cascade Bancorp & Bank           of the Cascades
Bend, OR 97701                            since       of the Cascades since 1998;
                                          January     Executive Vice President &
Age:  48                                  1, 2002     Director, Chief Financial Officer,
                                                      Chief Operating Officer,
                                                      1987-1998; active in community and
                                                      educational organizations.


Ralph R. Shaw                             1 year      General Partner, Shaw Management    2      Schnitzer Steel Industries,
400 SW Sixth Avenue,                                  Company, an investment counseling          Inc., Magni Systems, Inc.,
Suite 1100, Portland,    Trustee          2 years     firm, since 1980, of Shaw Venture          Severon Corporation (formerly
OR 97204                                              Partners since 1982, of Shaw               Micromonitors, Inc.), Integra
                                                      Venture Partners II since 1987             Telecom, Inc. (formerly OGIT
Age: 63                                               and of Shaw Venture Partners III           Communications, Inc.),
                                                      since 1994 (US Bancorp, parent of          Dendreon Corporation
                                                      the Sub-Adviser, is a                      (formerly Activated Cell
                                                      limited partner in the last three          Therapy, Inc.), LaTIS, Inc.,
                                                      ventures). Active in local civic           Telestream, Inc., 3PF.com,
                                                      and charitable organizations.              Inc. (formerly ComAlliance,
                                                                                                 Inc.), BMG Seltec Corp.

Nancy Wilgenbusch                        1 year       President of Marylhurst             2      Chair of Oregon Regional
17600 Pacific Highway                                 University since 1984; member of           Advisory Board for PacifiCorp
P.O. Box 261             Trustee         since        the Ethics Committee of the                ; Member of PacifiCorp
Marylhurst, OR                           January 1,   American Institute of Certified            Advisory Board for Scottish
97036-0261                               2002         Public Accountants; active board           Power, an international
                                                      member of a number of civic                energy company; Chair of the
Age:  54                                              organizations.                             Portland Branch of the
                                                                                                 Federal Reserve Bank of San
                                                                                                 Francisco; Director of
                                                                                                 Cascade Corporation, a
                                                                                                 leading international
                                                                                                 manufacturer of lift truck
                                                                                                 attachments
Officers of the Trust

James M. McCullough                       1 year       Senior Vice President of four      N/A       N/A
2019 Lloyd Center                                      Aquila Bond and Equity Funds
Portland, OR 97232       Senior Vice      3 years      since 1999 and of Aquila
                         President                     Distributors since 2000; Vice
Age: 56                                                President, Churchill Tax-Free
                                                       Fund of Kentucky since 2000;
                                                       Director of Fixed Income
                                                       Institutional Sales, CIBC
                                                       Oppenheimer & Co. Inc., Seattle,
                                                       WA, 1995-1999
                                                       Senior Vice President, Vice
                                                       President

Christine L. Neimeth                      1 year       Vice President of Aquila Rocky     N/A       N/A
2019 Lloyd Center                                      Mountain Equity Fund since 1999
Portland, OR 97232       Vice President   4 years      and of Aquila Cascadia Equity
                                                       Fund and Tax-Free Trust of
Age: 37                                                Oregon since 1998; Management
                                                       Information Systems consultant,
                                                       Hillcrest Ski and Sport, 1997;
                                                       Institutional Municipal Bond
                                                       Salesperson, Pacific Crest
                                                       Securities, 1996.



Rose F. Marotta                           1 year       Chief Financial Officer of the     N/A       N/A
380 Madison Avenue                                     Aquila Money-Market, Bond and
New York, NY             Chief            11 years     Equity Funds since 1991 and
10017                    Financial                     Treasurer, 1981-1991; Treasurer
                         Officer                       and Director of STCM Management
Age: 77                                                Company, Inc., since 1974; Chief
                                                       Financial Officer of the Manager
                                                       since 1984 and of the
                                                       Distributor, 1985-2000.

Joseph P. DiMaggio                        1 year       Treasurer of the Aquila Funds;     N/A       N/A
380 Madison Avenue                                     Treasurer of Aquila
New York, NY 10017       Treasurer        2 years      Distributors, Inc. since 2000;
                                                       Controller of Van Eck Global
Age: 45                                                Funds, 1993-2000.

Edward M. W. Hines                        1 year       Partner of Hollyer Brady Smith &   N/A       N/A
551 Fifth Avenue                                       Hines LLP, legal counsel to the
New York, NY             Secretary        16 years     Trust since 1989; Secretary of
10176                                                  the Aquila Funds.
Age: 62

John M. Herndon                           1 year       Assistant Secretary of the         N/A       N/A
380 Madison Avenue                                     Aquila Funds since 1995 and Vice
New York, NY 10017       Assistant        7 years      President of the five Aquila
                         Secretary                     Money-Market Funds since 1990;
Age: 62                                                Vice President of the
                                                       Manager/Administrator since 1990.



Lori A. Vindigni                          1 year       Assistant Treasurer of the         N/A       N/A
380 Madison Avenue                                     Aquila Funds since 2000,
New York, NY             Assistant        2 years      Assistant Vice President of
10017                    Treasurer                     Aquila Management Corporation
                                                       since 1998, Fund Accountant for
Age: 35                                                the Aquilasm Group of Funds,
                                                       1995-1998.

Robert W. Anderson                        1 year      Compliance Officer of Aquila        N/A       N/A
380 Madison Avenue                                    Management Corporation since 1998
New York, NY 10017       Assistant        2 years     and Assistant Secretary of the
                         Secretary                    Aquila Funds since 2000;
Age: 61                                               Consultant, The Wadsworth Group,
                                                      1995-1998.



                               SECURITIES HOLDINGS
                               (as of 12/31/01)(1)



                             Dollar Range of         Aggregate Dollar Range of
                             Ownership in Tax-       Ownership in Aquilasm
Name of                      Free Trust              Investment Companies
Trustee                      of  Oregon              Overseen by Trustee

Interested Trustees


Lacy B. Herrmann            B                              E


Diana P. Herrmann           B                              D


Raymond H. Lung             E                              E


John W. Mitchell            C                              C


Not interested Trustees

David B. Frohnmayer         B                              B
James A. Gardner            B                              B
Sterling K. Jenson          B                              B

Timothy J. Leach            C                              C

Patricia L. Moss            A                              A

Ralph R. Shaw               C                              C

Nancy Wilgenbusch           A                              A


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members hold of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

         Ms. Patricia Moss, one of the Trustees, is President and Chief Executive Officer of Bank of the Cascades, which has a Federal Funds line of credit in the amount of $3.5 million with U.S. Bank NA, an affiliate of the Sub-Adviser.




         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2001, the Trust paid a total of $104,696 in compensation and reimbursement of expenses to those Trustees to whom it pays fees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all current Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquilasm group.


                                  Compensation        Number of
                                  from all            boards on
              Compensation        funds in the        which the
              from the            Aquilasm            Trustee
Name          Trust               Group               serves

David B.
Frohnmayer    7,450               9,250                      2

James A.
Gardner       11,350              15,000                     2

Sterling K.
Jenson        7,900               10,050                     2

Timothy
Leach         3,000               3,900                      2

Raymond H.
Lung          9,300               12,150                     2

John W.
Mitchell      8,950               11,450                     2

Ralph R.
Shaw          9,300               11,800                     2


                             Ownership of Securities


         On December 31, 2001, the following institutional holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients

 Name and address          Number of shares          Percent of class
 of the holder of
 record

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,                  242,844
Jacksonville, FL             Class C Shares            16.87%

Wells Fargo Investments
608 Second Ave. South        72,590
Minneapolis, MN              Class C Shares            5.00%

US Bank National             96,023
Association                  Class C Shares
PO Box 64010                 (held in 4
St. Paul, MN                 accounts)                 6.67%

National Financial
Services
1 World Financial Center     1,960,295
New York, NY                 Class Y Shares            88.90%



Management Ownership

         As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.


                     Investment Advisory and Other Services

Information about the Manager, the Sub-Adviser, and the Distributor

Management Fees



         During the fiscal years ended September 30, 2001, 2000 and 1999 the Trust incurred management fees as follows:

                  2001              $1,317,686

                  2000              $1,264,345

                  1999              $1,345,097


The management fee is treated as a Trust expense and, as such, is allocated to each class of shares based on the relative net assets of that class.




         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.


The Advisory and Administration Agreement

         The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

         (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

         (ii) determine what securities shall be purchased or sold by the Trust;

         (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

         (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

         The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

          (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

          (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

         (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

         (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

          (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

         (vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

         The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses;
(vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

         The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.

The Sub-Advisory Agreement

         The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

         The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time;
(4) any policies and determinations of the Board of Trustees of the Trust; and
(5) the fundamental policies of the Trust, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Trust.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.


         The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.


         The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

         The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.


         The Sub-Advisory Agreement became effective on May 1, 1998 and provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

         The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940
Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.


Renewal of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement



         Renewal for the year ending June 30, 2002 of the Investment Advisory and Administration Agreement between the Trust and the Manager and the Sub-Advisory Agreement between the Manager and the Sub-Adviser was most recently approved by the Board of Trustees and the independent Trustees in June, 2001. At a meeting called and held for the purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

     *    Copies of the two contracts;

     *    A term sheet that describes the material terms of each contract;

     * The report of an independent company that collects data about the performance of the Trust, and data about the fees, expenses and profitability of the Manager and Sub-Adviser and compares such data with similar data about other comparable funds;

     * The Trustees had also reviewed on a quarterly basis reports on the Trust's performance, operations, portfolio and compliance;

         On the basis of the foregoing, it was found that:

     * Since the last renewal in 2000, the Trust has operated in a manner consistent with its objectives and within its investment restrictions. It has at all times been operated by the Manager and Sub-Adviser in compliance with all applicable rules and regulations.

         Compared to a cross-section of all tax-exempt municipal bond funds, without regard to state affiliation, the Trust has:

     * Lower contractual management fees. 94 percent of comparable peers have higher contractual management fees.

     * Lower fund operating expenses. 82 percent of comparable peers have higher expenses.

     * Lower effective management fees. When the structure of the management fee is compared to the peer group the Trust has both a lower starting management fee and a lower effective management fee the at $400 million dollar level of assets.

     * Lower front and load. The Class A Shares of the Trust have a lower front and load. Only 40 percent of comparably sized funds have lower loads, the 12b-1 distribution fee of 15 basis points is also lower than 61% of comparable funds. The contingent deferred sales charge and 12b-1 fees on the Class C Shares are the same is virtually all comparable funds.

     * Lower starting fee. The management fee of 40 basis points is lower than 92 percent of all single state municipal bond funds.

     * Lower total expense ratio the trust has a total expense ratio of 54.5 basis points distribution fee excluded, which is lower than all single state visible bond funds in the 3002500 million range. This is also virtually the same as the expense ratio for similar funds over two billion.

     Compared to all Oregon state funds, it was reported that the Trust has:

          * Lower contractual management fees. 91 percent of comparable peers have higher contractual management fees.

          * Investment performances is generally similar to its peers both in terms of average monthly yield which does not include capital gains or losses and total return which does include capital gains.

          * Less fluctuation asset value. The trust generally holds shorter-term obligations to minimize changes in net asset value; this may also cause the Trust's yields to be lower than its peers that hold longer maturity bonds. However shorter- term investments generally provide greater NAV stability.

          * Lower fund operating expenses. 91% of selected peers had higher operating expenses.

          * Lower effective management fees. When the structure of the Trust's management fees is compared to the peer group the Trust has both the lower starting management fees and lower effective management fee at $400 million of assets.

          * Lower loads. The Trust has a lower front-end load than 67% of its Oregon peers, lower 12b-1 fees and a similar level load on Class C Shares.

         The profitability of Trust to the Manager was 51.6% and the profitability of Trust to the Sub-Adviser was 48.3%. Both of these profitability percentages fell within the range of results reported by publicly owned investment companies. The services provided to the Trust by the Manager and Sub-Adviser are similar to those provided to other single state bond funds. The cost methodologies followed by the Manager and the Sub-Adviser are also comparable to those used by other fund groups.

         Having reviewed this information and having determined that it was reliable, the Board of Trustees and independent Trustees determined that the Trust is being well served by the Manager and Sub-Adviser and that renewal of the agreements until June 30, 2002 was appropriate.


Underwriting Commissions



         During the fiscal years ended September 30, 2001, 2000 and 1999 the aggregate dollar amounts of sales charges on sales of shares in the Trust were $886,497, $648,241 and $892,031, respectively, and the amounts retained by the Distributor were $150,305, $131,783 and $164,339, respectively.

         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:


         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price

         4.00%                              3.00%
         3.75%                              3.00%
         3.50%                              2.75%
         3.25%                              2.75%
         3.00%                              2.50%
         2.50%                              2.25%


Distribution Plan

         The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).


         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker-dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.


Provisions Relating to Class A Shares  (Part I)
         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the outstanding voting securities of the Trust to which Part I applies.
Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.


         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.


         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.


         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.


         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.


Payments Under the Plan

         During the fiscal year ended September 30, 2001 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III or Part IV of the Plan. The Trust does not contribute any of its assets to joint distribution activities with any other investment company.


Payments to Qualified Recipients


         During the fiscal year ended September 30, 2001, $447,670 was paid to Qualified Recipients under Part I of the Plan, and $64,698 was paid to Qualified Recipients under Part II. Of those amounts, $16,998 and $38,077, respectively, were paid as compensation to the Distributor and $430,672 and $26,621, respectively, were paid as compensation to other Qualified Recipients, most of whom are broker-dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients. Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.


Shareholder Services Plan

         The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

Provisions for Financial Intermediary Class Shares (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as administrator of the Trust.


         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following:
(a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No payments with respect to Class I Shares were outstanding during the year ended December 31, 2001.


General Provisions

         While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Trust, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors

     The Trust's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The Trust's Custodian, Bank One Trust Company, N.A., 100 East Broad Street, Columbus, Ohio 43271, is responsible for holding the Trust's assets.

         The Trust's auditors, KPMG LLP, 757 Third Avenue, New York, New York, 10017, perform an annual audit of the Trust's financial statements.

                    Brokerage Allocation and Other Practices


         During the year ended December 31, 2001, all of the Trust's transactions were principal transactions and no brokerage commissions were paid.

         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Trust's securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and
(ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

                                  Capital Stock

         The Trust has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to an asset retention service fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

         * Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

         * Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently
         0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets.

         The Trust's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Oregon Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Business Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Business Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Business Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Business Trust or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Business Trust. The Declaration of Trust provides for indemnification out of the Business Trust's property of any shareholder held personally liable for the obligations of the Business Trust. The Declaration of Trust also provides that the Business Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Business Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Business Trust itself would be unable to meet its obligations. In the event the Business Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

     The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus

Sales Charges for Purchases of $1 Million or More of Class A Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

         See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i)Class A Shares purchased without a sales charge as described under "General" below and (ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Trust will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                                Amount Paid To
                                                  Broker/Dealer as a %
                                                  of Purchase Price

$1 million but less than $2.5 million             1%

$2.5 million but less than $5 million             0.50 of 1%

$5 million or more                                0.25 of 1%


Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

Letters of Intent


         "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen-month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.


General

   Class A Shares may be purchased without a sales charge by:

*    the Trust's Trustees and officers,

* the directors, officers and certain employees, retired employees and representatives of the Manager, Sub-Adviser and Distributor and their parents and/or affiliates,

*    selected dealers and brokers and their officers and employees,

* certain persons connected with firms providing legal, advertising or public relations assistance,

*    certain family members of, and plans for the benefit of, the foregoing, and

* plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

   Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

         Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

         The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker-dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker-dealer), which

(i)  satisfies   uniform  criteria  which  enable  the  Distributor  to  realize economies of scale in its costs of distributing shares;

(ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Certain Investment Companies

         Class A Shares of the Trust may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

         To qualify, follow these special procedures:


1. Send a completed New Account Application and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the New Account Application. ---

2. Your completed New Account Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

     Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

         The Trust reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

Special Dealer Arrangements

         The Distributor (not the Trust) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Trust from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase. The shareholder, however, will not be subject to any sales charge.

         Dealer payments will be made in up to 4 payments of 0.25 of 1% of the proceeds over a four-year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Trust during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

Additional Compensation for Broker/Dealers

         The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

         The Distributor, not the Trust, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Trust receives from your payment will not be affected.

         Additional compensation may include full or partial payment for:

*    advertising of the Trust's shares;

* payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

* other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

         Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Trust's shares. However, broker/dealers may not use sales of the Trust's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

         The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Trust effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan


         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.


         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)


         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

         *        for fractional Class A Shares;
         * if you have selected Automatic Investment or Telephone Investment for Class A Shares. * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.
         * Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.


Exchange Privilege

         There is an exchange privilege as set forth below among this Trust, certain tax-free municipal bond funds and equity funds (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Aquila-sponsored Bond or Equity Funds are this Trust, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).

         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. This exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

         Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust and Capital Cash U.S. Government Securities Trust (which invest in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

         You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

         The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Oregon Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Oregon Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Oregon Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Oregon Obligations in the Trust's portfolio may be priced, with the approval of the Trust's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. In the case of Oregon Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Trust's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                           Additional Tax Information

Certain Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added to the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Trust

         During its last fiscal year, the Trust qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

         The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

         Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters


         Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended September 30, 2001 were as follows:

(1)               (2)               (3)              (4)               (5)

Name of           Net Under-        Compensation     Brokerage         Other
Principal         writing           on Redemptions   Commissions    Compensation
Underwriter       Discounts         and
                  And               Repurchases
                  Commissions

Aquila            $150,305          None             None              None(*)
Distributors
Inc.

(*) Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.

                                   Performance

         As noted in the Prospectus, the Trust may from time to time quote various performance figures to illustrate its past performance.


         Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Trust be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Trust are based on these standardized methods and are computed separately for each of the Trust's classes of shares. Each of these and other methods that may be used by the Trust are described in the following material. Prior to April 6, 1996, the Trust had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Trust began to offer shares of two other classes, Class C Shares and Class Y Shares. During some of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding. Class I Shares were first offered on January 31, 1998 and none were outstanding during the periods listed.


Total Return

         Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10- year periods and a period since the inception of operations that would equate an initial hypothetical $1,000 investment in shares of each of the Trust's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

         In the case of Class A Shares, the calculation assumes that the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes that the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Trust does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

         Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Trust. Actual performance will be affected less by this one time charge the longer an investment remains in the Trust. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Trust.



Average Annual Compounded Rates of Return as of September 30, 2001:

                           Class A          Class C           Class Y
                           Shares           Shares            Shares

One Year                   4.80%             7.22%            9.45%

Five Years                 4.67%            4.62%             5.69%

Ten Years                  5.55%            N/A               N/A

Since
inception on
June 16, 1986              6.37%            4.87%(1)          5.95%(1)

(1) Period from April 6, 1996 (inception of class) through September 30, 2001.

         These figures were calculated according to the following SEC formula:

                              P(1+T)n = ERV
where

         P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

         The Trust may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Trust's average annual compounded rate, except that such quotations will be based on the Trust's actual return for a specified period as opposed to its average return over the periods described above.


Total Return as of September 30, 2001:

           Class A Shares             Class C Shares             Class Y Shares

One Year        4.80%                     7.22%                      9.45%

Five Years      25.63%                    25.33%                     31.88%

Ten Years       71.62%                    N/A                        N/A

Since
inception on
June 16, 1986   157.33%                  29.86%(1)                  37.34%(1)

(1) Period from April 6, 1996 (inception of class) through September 30, 2001.


Yield

         Current yield reflects the income per share earned by the Trust's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Trust's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

         The Trust may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Trust (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Oregon income tax rate (and adding the result to that portion of the yield of the Trust that is not tax-exempt, if any).

         The Oregon and the effective Federal income tax rates upon which the Trust's tax equivalent yield quotations are based are 9.0% and 46.12%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Trust will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Trust, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Trust sales material.


Yield for the 30-day period ended September 30, 2001 (the date of the Trust's most recent audited financial statements):

            Class A Shares            Class C Shares             Class Y Shares

Yield          3.37%                     2.66%                      3.66%

Taxable
Equivalent
Yield          6.15%                     4.85%                      6.68%


         These figures were obtained using the Securities and Exchange Commission formula:


                                 Yield = 2 [(a-b  +1) 6 -1]
                                             ---
                                             cd
         where:

a    = interest earned during the period

b    = expenses accrued for the period (net of waivers and reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d    = the maximum offering price per share on the last day of the period

Current Distribution Rate

         Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Trust's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

         Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Moody's Short Term Loan Ratings. There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1        This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2        This designation denotes high quality. Margins of
                           protection are ample although not so large as in the preceding group.

         MIG3/VMIG3        This designation denotes favorable quality. All
                           security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG4/VMIG4        This designation denotes adequate quality. Protection
                           commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk


     . Fitch Investors Service. A brief description of the applicable Fitch Investors Service rating symbols and their meanings follows:

         AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.